Exhibit 21.1
Subsidiaries of the Registrant

Columbia Property Trust Operating Partnership, L.P. (“Columbia Property Trust OP”)
Columbia Energy TRS, LLC
Columbia KCP TRS, LLC
Columbia Market Square GP, LLC
Columbia OP LP, LLC
Columbia Property Trust Advisory Services, LLC
Columbia Property Trust Services, LLC
Columbia Property Trust TRS, LLC
Wells REIT II - 80 M Street, LLC
Wells REIT II - Cranberry Woods Development, Inc.
Wells REIT II - KCP, LLC
Wells REIT II Texas, Inc.

Indirect Subsidiaries of the Registrant

Columbia MSQ TRS, LLC
Columbia REIT - Market Square East & West, LLC
Key Center Lessee Limited Partnership
Market Square East & West, LP
Market Square REIT East & West, LLC
Wells REIT II - 5 Houston Center, LP
Wells TRS II - Concierge, LLC
Wells TRS II - Hotel, LLC

Direct Subsidiaries of Columbia Property Trust OP

Columbia REIT - 114 Fifth Ave, LLC
Columbia REIT - 116 Huntington, LLC
Columbia REIT - 149 Madison, LLC
Columbia REIT - 1800 M REIT GP, LLC
Columbia REIT - 1800 M REIT LP, LLC
Columbia REIT - 218 W. 18th, LLC
Columbia REIT - 221 Main, LLC
Columbia REIT - 229 W. 43rd Street, LLC
Columbia REIT - 245-249 17th LLC
Columbia REIT - 315 Park Avenue South, LLC
Columbia REIT - 333 Market Street GP, LLC
Columbia REIT - 650 California, LLC
Columbia REIT - 799 Broadway, LLC
Columbia REIT - LCC Retail, LLC
Columbia REIT - University Circle GP, LLC
Wells International Real Estate II (CY) Ltd
Wells REIT II - 222 East 41st Street, LLC
Wells REIT II - Energy Center I, LLC
Wells REIT II - International Financial Tower, LLC
Wells REIT II - Key Center, LLC
Wells REIT II - Lindbergh Center, LLC
Wells REIT II - One Glenlake, LLC
Wells REIT II - Pasadena Corporate Park, LLC
Wells REIT II - Pasadena Corporate Park, LP

Wells REIT II - Three Glenlake, LLC

Indirect Subsidiaries of OP

1800 M Owner GP, LLC
1800 M REIT GP, LLC
1800 M Street Owner, LP
1800 M Street REIT, LP
1800 M Street TRS, LP
1800 M Street Venture, LP
Columbia REIT - University Circle, LP
Columbia REIT - 333 Market Street, LP
Eastvale Finance Limited
I - 10 EC Corridor Limited Partnership
Key Center Properties, LLC
Three Glenlake Building, LLC
Wells REIT II - Energy Center I GP, LLC